November 1, 2013

DREYFUS/THE BOSTON COMPANY EMERGING MARKETS CORE EQUITY FUND

Supplement to Summary Prospectus and Statutory Prospectus
dated February 1, 2013

Effective on or about January 31, 2014 (the Effective Date), the fund's name will be changed to "Dreyfus Diversified Emerging Markets Fund" and The Dreyfus Corporation (Dreyfus), the fund's investment adviser, will implement changes to the fund's investment strategy, which are designed to provide exposure to various portfolio managers and investment strategies that focus on investing in equity securities of emerging market issuers.  Pursuant to these changes, Dreyfus will allocate the fund's assets among emerging market equity strategies employed by sub-advisers and other investment companies (underlying funds).  Dreyfus currently intends to allocate the fund's assets among emerging market equity strategies employed by one or more underlying funds and, subject to shareholder approval, The Boston Company Asset Management, LLC (TBCAM) and Mellon Capital Management Corporation (Mellon Capital), each an affiliate of Dreyfus.  Dreyfus will determine the investment strategies and will set the target allocations, as described below.

As of the Effective Date, the fund also will modify its policy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Emerging Markets Index (MSCI® EM Index), as described below.  The fund's investment objective –  to seek long-term growth of capital –  will not change.  The fund's current portfolio managers,  who are dual employees of Dreyfus and TBCAM and who currently serve as portfolio managers of the fund in their capacity as employees of Dreyfus using a proprietary investment process of TBCAM, will no longer serve as portfolio managers of the fund.

It is currently contemplated that shareholders of the fund as of December 6, 2013 (the Record Date) will be asked to vote at a special meeting of shareholders, to be held on or about January 23, 2014, on the engagement by Dreyfus of TBCAM and Mellon Capital as sub-advisers to manage portions of the fund's assets, as described below, and the implementation of a "manager of managers" arrangement to enable Dreyfus to hire and replace sub-advisers in the future that are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, which is The Bank of New York Mellon Corporation (BNY Mellon), without shareholder approval.  A proxy statement with respect to the proposals will be mailed prior to the meeting to fund shareholders as of the Record Date.  Dreyfus, and not the fund, will compensate TBCAM and Mellon Capital out of the fee Dreyfus receives from the fund.  There will be no increase in the advisory fee paid by the fund to Dreyfus as a consequence of the engagement of TBCAM and Mellon Capital.  Shareholder approval is not required for the fund to invest in underlying funds.  The fund does  not pay Dreyfus an investment advisory fee with respect to any portion of the fund's assets allocated to investments in underlying funds.

If approved by fund shareholders, TBCAM and Mellon Capital would be engaged by Dreyfus to serve as sub-advisers for the fund and the fund would implement a "manager of managers" arrangement on or about the Effective Date.

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As of the Effective Date, the fund will pursue its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in emerging market countries,  including underlying funds that invest in such securities.  The fund considers emerging market countries to include all countries represented in the MSCI® EM Index, the fund's benchmark index.  The MSCI® EM Index is a market-capitalization-weighted index designed to measure the equity performance of emerging market countries in Europe, Latin America and the Pacific Basin.  The fund is designed to provide exposure to various portfolio managers and investment strategies that focus on investing in equity securities of emerging market issuers.  The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, American Depositary Receipts (ADRs) and warrants, including those purchased in initial public offerings (IPOs) or shortly thereafter.  The underlying funds in which the fund may invest include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (ETFs).

Dreyfus determines the investment strategies and sets the target allocations.  Dreyfus intends to allocate, as of the Effective Date, the fund's assets among emerging market equity strategies employed by one or more underlying funds and, subject to shareholder approval, TBCAM (the TBCAM Strategy) and Mellon Capital (the Mellon Capital Strategy).  If shareholders approve the engagement of TBCAM and Mellon Capital, Dreyfus currently intends to allocate one-third  of the fund's total assets to each of the TBCAM Strategy and the Mellon Capital Strategy.  Dreyfus currently intends to allocate the remaining one-third of the fund's total assets to one or more underlying funds.  Dreyfus will allocate new inflows and outflows of fund assets to the TBCAM Strategy, the Mellon Capital Strategy and the underlying funds in accordance with the target weightings, and will rebalance the fund's portfolio at least quarterly if the amount allocated to a particular investment strategy varies from the normal targeted allocation by 10% or more because of market fluctuations.

The investment strategies and the target weightings have been selected for investment over longer time periods, but, subject to certain shareholder approvals described above, may be changed without shareholder approval or prior notice.  The target weightings will deviate over the short term because of market movements and fund cash flows.  The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio may  be held in cash due to purchase and redemption activity and other short term cash needs.  Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time.  Dreyfus has the discretion to change the investment strategies, including whether to implement a strategy employed by Dreyfus or its affiliates, an underlying fund or, subject to certain shareholder approvals described above, a sub-adviser, and the target allocations when Dreyfus deems it appropriate.

As a result of the fund's overall investment program, including the allocation of the fund's assets to the different investment strategies, the fund's country, sector and industry weightings will vary at any given time from those of the MSCI® EM Index.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), forward contracts, swaps (including total return swaps), contracts for difference and other derivative instruments, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin.

Description of the TBCAM and Mellon Capital Strategies

As of the Effective Date, the following describes the investment strategies employed by the portfolio managers responsible for the TBCAM Strategy and the Mellon Capital Strategy in choosing investments for the fund.

TBCAM Strategy

Subject to shareholder approval described above, the portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy make both strategic and opportunistic investments.  Strategic investments are recommended by a team of emerging market analysts supported by a global research platform.  The analysts are organized into emerging market groupings based on their area of regional/industry expertise.  These analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy will invest the fund's assets in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  Opportunistic investments are selected by the portfolio managers, who also coordinate country selection decisions and manage risk at the overall strategy level with respect to the portion of the fund's assets allocated to the TBCAM Strategy.  Opportunistic investments typically include companies with special situations, a hidden catalyst for price appreciation, or investments selected for tactical positioning purposes.  Opportunistic investments may be as much as 30% of the portion of the fund's assets allocated to the TBCAM Strategy and may include the equity securities of companies in both developed and frontier markets.  The country allocation process is a function of relative valuation, combining top down qualitative and quantitative analysis with the bottom-up research process employed by the analysts.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy use the sector and country weightings of the MSCI® EM Index as a guide;  however, the portfolio's sector and country weightings may significantly vary from those of the index.

The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy generally will sell securities when they believe that there has been a negative change in the company's fundamentals, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Mellon Capital Strategy

Subject to shareholder approval described above, the portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy will apply a systematic, quantitative investment approach in managing its allocated portion of the Fund's assets, which is designed to identify and exploit relative misvaluations in equity securities of emerging market issuers.  Mellon Capital uses a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR) based on:

•          a long-term relative valuation model that utilizes forward looking estimates of risk and return;

•          an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows.  Measures of ES help stock selection strategy by tilting the fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

•          a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

Mellon Capital constructs a portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  Within each sector and style subset, the portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy will overweight the most attractive stocks and underweight or zero weight the stocks that have been ranked least attractive.  This approach differs from conventional portfolio management in that, generally, Mellon Capital will strictly adhere to underlying models in selecting portfolio securities.  In unusual circumstances, Mellon Capital may deviate from the models.  Mellon Capital may enhance the models from time to time, depending on its ongoing research efforts.

The portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy typically will consider selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive.  These portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's fundamentals, or if better investment opportunities emerge elsewhere.  These sell decisions generally are based on the portfolio managers' adherence to the underlying models.

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Investment Risks

In addition to the investment risks applicable to the fund as described in the fund's prospectus, as of the Effective Date, an investment in the fund will be subject to the following additional principal risks:

•          Manager of managers risk.  Each sub-adviser makes investment decisions independently and it is possible that the investment strategies of the sub-advisers may not complement one another.  As a result, the fund's exposure to a given stock, industry or investment strategy  could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy.  In addition, if one sub-adviser buys a security during a time frame when another sub-adviser sells it, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.  It is also possible that two or more sub-advisers purchase the same security at the same time without aggregating their transactions, resulting in higher portfolio transaction expenses.

•          Allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund's assets among investment strategies, sub-advisers  and underlying funds.  There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy, sub-adviser  or underlying fund will achieve its particular investment objective.

•          Management risk.  Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

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Management

The fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 1.10% of the value of the fund's average daily net assets, other than assets allocated to investments in underlying funds; no investment advisory fee is  applied to any portion of the fund's average daily net assets allocated to investments in underlying funds.

As of the Effective Date and subject to shareholder approval described above, Dreyfus will engage its affiliate, TBCAM, to serve as the fund's sub-adviser responsible for the fund's assets allocated to the TBCAM Strategy.  TBCAM, a registered investment adviser, is an indirect wholly-owned subsidiary of BNY Mellon founded in 1970.  As of September 30, 2013, TBCAM managed more than $46.12  billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.  Its principal office is located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.  TBCAM, subject to Dreyfus' supervision and approval, will provide the day-to-day management of the portion of the fund's assets allocated to the TBCAM Strategy.  Members of TBCAM's global research team will be responsible for the day-to-day management of the portion of the fund's assets allocated to the TBCAM Strategy.  The team members primarily responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy are Elizabeth Slover and Michelle Y. Chan, CFA.  Ms. Slover is a senior managing director at TBCAM, and is the director of TBCAM's global research team.  She has been employed by TBCAM since 2005.  Ms. Chan is a director at TBCAM and a senior research analyst on TBCAM's global research team.  She has been employed by TBCAM since 2001.

As of the Effective Date and subject to shareholder approval described above, Dreyfus will engage its affiliate, Mellon Capital, to serve as the fund's sub-adviser responsible for the fund's assets allocated to the Mellon Capital Strategy.  Mellon Capital, a registered investment adviser, is an indirect wholly-owned subsidiary of BNY Mellon founded in 1983.  Mellon Capital is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors.  Mellon Capital's principal office is located at 50 Fremont Street, San Francisco, CA  94105.  As of September 30, 2013, Mellon Capital had assets under management totaling approximately $334 billion (including $6.37 billion in overlay strategies).  Mellon Capital, subject to Dreyfus' supervision and approval, will provide the day-to-day management of the portion of the fund's assets allocated to the Mellon Capital Strategy.  Warren Chiang, CFA, Ronald P. Gala, CFA and Peter D. Goslin, CFA will be the fund's portfolio managers responsible for the Mellon Capital Strategy.  Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since 1997.  Mr. Gala is a director and senior portfolio manager—active equity strategies at Mellon Capital and has been employed by other current or predecessor entities of BNY Mellon since 1993.  Mr. Goslin is a vice president and senior portfolio manager—active equity strategies at Mellon Capital, where he has been employed since 1999.

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As of the Effective Date and subject to shareholder approval described above, the fund will implement a "manager of managers" arrangement whereby Dreyfus would be permitted to select one or more sub-advisers to manage the fund's portfolio in the future without obtaining shareholder approval.  Dreyfus will evaluate and recommend to the fund's board sub-advisers for the fund.  Dreyfus will monitor and evaluate the performance of the sub-advisers for the fund and will advise and recommend to the fund's board any changes to the fund's sub-advisers.  Currently, Dreyfus has selected, and the fund's board has approved, subject to shareholder approval described above, two  sub-advisers to manage allocated portions of the fund's assets – TBCAM and Mellon Capital.  Dreyfus has obtained from the Securities and Exchange Commission (SEC) an exemptive order, upon which the fund may rely, that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval.  The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-adviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board.  One of the conditions of the order is that the fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser.  In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.